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                                                                   EXHIBIT 23.01



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement's (33-9755, 33-28437, 33-37564, 33-85720, 33-87706, 33-87708, 33-86908, 33-65109,
333-91477, 333-91479, 333-93549, 333-93551, 333-93553, and 333-76082) on Form
S-8 of our report dated July 25, 2002 with respect to the consolidated financial statements and schedule of Comshare, Incorporated included in Comshare, Incorporated's Annual Report on Form 10-K for the year ended June 30, 2002.




/s/ Ernst & Young, LLP

Detroit, Michigan
September 30, 2002.